MARCH 1, 2010

Summary Prospectus Calamos Total Return Bond Fund NASDAQ Symbol: CTRIX – Class I CTRRX – Class R

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.calamos.com. You can also get this information at no cost by calling 800.582.6959 or by sending an e-mail request to prospectus@calamos.com. The current prospectus and statement of additional information, both dated March 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

Calamos Total Return Bond Fund’s investment objective is to seek total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about the share classes is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 66 of the prospectus and “Share Classes and Pricing of Shares” on page 51 of the statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS I	CLASS R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS I	CLASS R
Management Fees	0.55%	0.55%

Distribution and/or Service Fees (12b-1)	0.00%	0.50%

Other Expenses	0.20%	0.20%

Acquired Fund Fees and Expenses (Estimated Indirect Expenses of the Underlying Funds)	0.05%	0.05%

Total Annual Fund Operating Expenses	0.80%	1.30%

Expense Reimbursement [1]	(0.10)%	(0.10)%

Total Annual Fund Operating Expenses After Reimbursement	0.70%	1.20%

1	The Fund’s investment adviser has contractually agreed to reimburse Fund expenses through June 30, 2011 to the extent necessary so that Total Annual Fund Operating Expenses (before indirect expenses of acquired funds) after any such reimbursement do not exceed 0.65% for Class I shares and 1.15% for Class R shares. Prior to June 30, 2011, the expense limitation may be terminated or revised only by, or with the consent of, the board of trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether or not you redeemed your shares at the end of the period, your costs would be:

	I	R
1 Year	72	122

3 Years	242	399

5 Years	431	700

10 Years	978	1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 287.2% of the average value of its portfolio.

TRBIRPRO 03/10

Calamos Total Return Bond Fund

Principal Investment Strategies

The total return the Fund seeks consists of income earned on the Fund’s investments, plus capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings) in a diversified portfolio of fixed-income instruments of varying maturities, including derivative instruments with economic characteristics similar to fixed-income instruments. The fixed-income instruments in which the Fund may invest include: securities issued by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-related and other asset-backed securities; and obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises. The Fund may invest all of its assets in derivative instruments to gain or reduce exposure to particular securities or segments of the fixed-income markets.

The Fund’s dollar-weighted average portfolio duration (a measure of the approximate sensitivity of a fixed-income instrument’s value to changes in interest rate) normally varies within a range of three to six years based on the interest rate forecast of the Fund’s investment adviser. The Fund may invest up to 25% of its net assets in high yield debt securities, often referred to as “junk bonds.” Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. The Fund may invest up to 35% of its net assets in foreign securities.

The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Interest Rate Risk — The value of fixed-income securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term fixed-income securities than shorter-term fixed-income securities.

•	Credit Risk — An issuer of a fixed-income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

•	High Yield Risk — High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•	Mortgage-related and Other Asset-backed Securities Risk — In addition to general fixed-income instrument risks, mortgage-related and asset-backed securities are subject to extension risk and prepayment risk.

•	Extension Risk — Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

•	Prepayment Risk — When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

•	U.S. Government Security Risk — Some securities issued by U.S. Government agencies or government-sponsored enterprises are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or enterprise to borrow from the U.S. Treasury. There can be no assurance that the U.S. Government will always provide financial support to those agencies or enterprises.

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	Non-U.S. Government Obligation Risk — An investment in debt obligations of non-U.S. governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Calamos Total Return Bond Fund

Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS I ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Best Quarter:	5.94% (12.31.08)	Worst Quarter:	-2.08% (6.30.08)

Average Annual Total Returns as of 12.31.09

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-year period ended December 31, 2009 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class I shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12.31.09
	INCEPTION		SINCE
	DATE OF CLASS	ONE YEAR	INCEPTION
Calamos Total Return Bond Fund — Class I	6.27.07

Return Before Taxes		8.34%	8.27%

Return After Taxes on Distributions		6.16%	6.34%

Return After taxes on Distributions and Sale of Fund Shares		5.39%	5.93%

Calamos Total Return Bond Fund — Class R	6.27.07

Return Before Taxes		7.90%	7.74%

Barclays Capital U.S. Aggregate Bond Index		5.93%	6.88%

Investment Adviser

Calamos Advisors LLC

Calamos Total Return Bond Fund

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Chief Executive Officer, Co-CIO

Nick P. Calamos (Vice President)	since Fund’s inception	President of Investments, Co-CIO

John P. Calamos Jr.	6 months	EVP

Jeff Scudieri	6 months	SVP, Co-Head of Research and Investments

Jon Vacko	6 months	SVP, Co-Head of Research and Investments

John Hillenbrand	6 months	SVP, Senior Strategy Analyst

Steve Klouda	6 months	SVP, Senior Strategy Analyst

Bryan Lloyd	6 months	VP, Senior Strategy Analyst

Dino Dussias	6 months	AVP, Senior Strategy Analyst

Christopher Hartman	6 months	AVP, Senior Strategy Analyst

Joe Wysocki	6 months	AVP, Senior Strategy Analyst

Buying and Redeeming Fund Shares

Minimum Initial Investment:	Class I: $1,000,000/$500 for IRA
Class R: None
Minimum Additional Investment: Classes I and R: None

To Place Orders, please contact your intermediary, or place your order directly by mail:	U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201 Phone: 800.582.6959

Transaction Policies
The Fund’s shares are redeemable. In general, investors may purchase, redeem, or exchange Fund shares on any business day by written request (to the address noted above), by wire transfer, by telephone (at the number noted above), or through a financial intermediary. Orders to buy and redeem shares are processed at the next net asset value (share price or “NAV”) to be calculated only on days when the New York Stock Exchange is open for regular trading.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the Fund’s statutory prospectus or statement of additional information.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

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